EXHIBIT 10.3

Prudential Investment Management, Inc.

The Prudential Insurance Company of America

Pruco Life Insurance Company

United of Omaha Life Insurance Company

c/o Prudential Capital Group

2029 Century Park East, Suite 710

Los Angeles, CA 90067

July 8, 2011

LTC Properties, Inc.

2829 Townsgate Road, Suite 350,

Westlake Village, California 91361

Re:                               Amendment and Modification to Note Purchase and Private Shelf Agreement

Ladies and Gentlemen:

Reference is made to the Note Purchase and Private Shelf Agreement, dated as of July 14, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), by and between LTC Properties, Inc., a Maryland corporation (the “Company”), and certain direct and indirect Subsidiaries of the Company from time to time party to the Agreement as Guarantors, on the one hand, and the Purchasers named therein, on the other hand.  Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement.

1.                                       Amendment.  Pursuant to the provisions of Section 17 of the Agreement, and subject to the terms and conditions of this letter agreement, the Purchasers hereby agree with the Company that Section 2B(1) of the Agreement is amended and restated as of July 8, 2011, as follows:

“2B(1)           Facility.  PIM is willing to consider, in its sole discretion and within limits that may be authorized for purchase by PIM and Prudential Affiliates from time to time, the purchase of Shelf Notes pursuant to this Agreement.  The willingness of PIM to consider such purchase of Shelf Notes is herein called the “Facility.”  At any time, (i) the aggregate principal amount of Shelf Notes stated in Section 1C, minus (ii) the aggregate principal amount of Shelf Notes purchased and sold pursuant to this Agreement prior to such time, minus (iii) the aggregate principal amount of Accepted Notes (as hereinafter defined) which have not yet been purchased and sold hereunder prior to such time, is herein called the “Available Facility Amount” at such time.  NOTWITHSTANDING THE WILLINGNESS OF PIM TO CONSIDER PURCHASES OF SHELF NOTES, THIS AGREEMENT IS ENTERED INTO ON THE EXPRESS UNDERSTANDING THAT NEITHER PIM NOR ANY PRUDENTIAL AFFILIATE SHALL BE OBLIGATED TO MAKE OR ACCEPT OFFERS TO PURCHASE SHELF NOTES, OR TO QUOTE RATES, SPREADS OR OTHER TERMS WITH RESPECT TO SPECIFIC PURCHASES OF SHELF NOTES, AND THE FACILITY SHALL IN NO WAY BE CONSTRUED AS A COMMITMENT BY PIM OR ANY PRUDENTIAL AFFILIATE.  Notwithstanding anything to the contrary appearing herein, in no event shall any Note be purchased under the Facility by a Prudential Affiliate described in clause (i) of the definition thereof if, upon giving effect to such purchase and the use of proceeds thereof, the aggregate principal amount all Notes and any other notes of the Company then outstanding and held by all Prudential Affiliates described in such clause, would exceed $87,500,000.”

2.                                       Limitation of Modifications.  The amendment effected in this letter agreement shall be limited precisely as written and shall not be deemed to be (a) an amendment, consent, waiver or other modification of any other terms or conditions of the Agreement or any other document related to the Agreement, or (b) a consent to any future amendment, consent, waiver or other modification.  Except as expressly set forth in this letter, the Agreement and the documents related to the Agreement shall continue in full force and effect.

3.                                       Representations and Warranties.  The Company hereby represents and warrants as follows:  (i) No Default or Event of Default has occurred and is continuing; (ii) the Company’s execution, delivery and performance of the Agreement, as modified by this letter agreement, have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable; (iii) the Agreement, as modified by this letter agreement, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors’ rights or by general principles of equity; and (iv) after giving effect to this letter agreement, each of the representations and warranties set forth in Section 5 of the Agreement is true, correct and complete as of the date hereof (except to the extent such representations and warranties expressly relate to another date, in which case such representations and warranties are true, correct and complete as of such other date).

4.                                       Effectiveness.                     This letter agreement shall become effective on the date on which (i) the Purchasers shall have received a fully executed counterpart of this letter from the Company and each Guarantor, and (ii) the Company shall have paid Bingham McCutchen LLP its accrued and unpaid legal fees and expenses, to the extent such fees and expenses have been invoiced.

5.                                       Miscellaneous.

(a)                                  This document may be executed in multiple counterparts, which together shall constitute a single document.  Delivery of executed counterparts of this letter agreement by telefacsimile or other secure electronic format (pdf) shall be effective as an original.

(b)                                 This letter agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of New York, excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.

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2

If you are in agreement with the foregoing, please sign the enclosed counterpart of this letter in the space indicated below and return it to the Purchasers at the above address whereupon, subject to the conditions expressed herein, it shall become a binding agreement between the Company, on the one hand, and the Purchasers, on the other hand.

Sincerely,

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By:	/s/ Cornelia Cheng
Name:	Cornelia Cheng
Title:	Vice President

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By:	/s/ Cornelia Cheng
Name:	Cornelia Cheng
Title:	Vice President

PRUCO LIFE INSURANCE COMPANY

By:	/s/ Cornelia Cheng
Name:	Cornelia Cheng
Title:	Vice President

UNITED OF OMAHA LIFE INSURANCE
COMPANY

By: Prudential Private Placement Investors, L.P., asset manager

By: Prudential Private Placement Investors, Inc., general partner

By:	/s/ Cornelia Cheng
Name:	Cornelia Cheng
Title:	Vice President

Accepted and agreed to as of the date first appearing above:

LTC PROPERTIES, INC.

By:	/s/ Wendy Simpson
Name:	Wendy Simpson
Its:	Chief Executive Officer and President

By:	/s/ Pamela Shelley-Kessler
Name:	Pamela Shelley-Kessler
Its:	Executive Vice President and Chief Financial Officer

Each of the undersigned Guarantors consents and agrees to the amendments and other modifications effected in this letter agreement and the transactions contemplated hereby, reaffirms its obligations under the Multiparty Guaranty and its waivers, as set forth in the Multiparty Guaranty, of each and every one of the possible defenses to such obligations.  In addition, the undersigned Guarantor reaffirms that its obligations under the Multiparty Guaranty are separate and distinct from the Company’s obligations.

FLORIDA-LTC, INC.

LTC GP I, INC.

LTC-GARDNER, INC.

LTC-GRIFFIN, INC.

LTC-JONESBORO, INC.

By:	/s/ Wendy Simpson
Name:	Wendy Simpson
Its:	Chief Executive Officer and President
On behalf of each of the foregoing Guarantors

By:	/s/ Pamela Shelley-Kessler
Name:	Pamela Shelley-Kessler
Its:	Executive Vice President and Chief Financial Officer
On behalf of each of the foregoing Guarantors

ALBUQUERQUE REAL ESTATE INVESTMENTS, INC.

By:	/s/ Clint Malin
Name:	Clint Malin
Its:	Chairman and Chief Executive Officer

By:	/s/ Pamela Shelley-Kessler
Name:	Pamela Shelley-Kessler
Its:	Chief Financial Officer and Treasurer

BEAUMONT REAL ESTATE INVESTMENTS, LP

By: L-Tex GP, Inc., its General Partner

By:	/s/ Wendy Simpson
Name:	Wendy Simpson
Its:	Chief Executive Officer and President

By:	/s/ Pamela Shelley-Kessler
Name:	Pamela Shelley-Kessler
Its:	Executive Vice President and Chief Financial Officer

LTC PARTNERS IX, L.P.

By: LTC GP VI, Inc., its General Partner

By:	/s/ Wendy Simpson
Name:	Wendy Simpson
Its:	Chief Executive Officer and President

By:	/s/ Pamela Shelley-Kessler
Name:	Pamela Shelley-Kessler
Its:	Executive Vice President and Chief Financial Officer

TEXAS-LTC LIMITED PARTNERSHIP

By L-Tex GP, Inc., its General Partner

By:	/s/ Wendy Simpson
Name:	Wendy Simpson
Its:	Chief Executive Officer and President

By:	/s/ Pamela Shelley-Kessler
Name:	Pamela Shelley-Kessler
Its:	Executive Vice President and Chief Financial Officer

TEXAS-LTC WOODRIDGE LIMITED PARTNERSHIP

By L-Tex GP, Inc., its General Partner

By:	/s/ Wendy Simpson
Name:	Wendy Simpson
Its:	Chief Executive Officer and President

By:	/s/ Pamela Shelley-Kessler
Name:	Pamela Shelley-Kessler
Its:	Executive Vice President and Chief Financial Officer

NORTH CAROLINA REAL ESTATE INVESTMENTS, LLC

By LTC-Dearfield, Inc., its Member

By:	/s/ Wendy Simpson
Name:	Wendy Simpson
Its:	Chief Executive Officer and President

By:	/s/ Pamela Shelley-Kessler
Name:	Pamela Shelley-Kessler
Its:	Executive Vice President and Chief Financial Officer

By LTC-Richmond, Inc., its Member

By:	/s/ Wendy Simpson
Name:	Wendy Simpson
Its:	Chief Executive Officer and President

By:	/s/ Pamela Shelley-Kessler
Name:	Pamela Shelley-Kessler
Its:	Executive Vice President and Chief Financial Officer